AMENDMENT NO. [__] TO FUND PARTICIPATION AGREEMENT

THIS AMENDMENT TO FUND PARTICIPATION AGREEMENT is made as of this ___ day of ______, 2009, by and among CANADA LIFE INSURANCE COMPANY OF AMERICA (“CLICA”) and [Fund Company] (collectively, the “Parties”) and GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“GWL&A”), a Colorado life insurer.  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, CLICA and [Fund Company] are parties to a Fund Participation Agreement dated [Date of Agreement], [as amended], (the “Agreement”) pertaining to segregated asset accounts established by CLICA (the “Accounts”); and
WHEREAS, GWL&A and CLICA will enter into a merger effective September 30, 2009 whereby GWL&A will be the surviving entity; and
WHEREAS, the Parties desire to replace CLICA with GWL&A as a party to the Agreement; and
WHEREAS, the Parties desire and agree to amend the name of the Accounts.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:
1.
GWL&A is hereby added as a Party to the Agreement.  The Parties to the Agreement, including GWL&A, agree that each representation, warranty, covenant, condition and other provision of the Agreement that is applicable to CLICA will now be applicable to GWL&A.

2.	All references to Michigan law, as it applies to CLICA and its separate accounts, shall be replaced with Colorado law.
3.
The Account known as Canada Life of America Variable Annuity Account 1, shall henceforth be named Varifund Variable Annuity Account.  All references in the Agreement to Canada Life of America Variable Annuity Account 1 shall be replaced with Varifund Variable Annuity Account.

4.
The Account known as Canada Life of America Variable Life Account 1, shall henceforth be named Prestige Variable Life Account. All references in the Agreement to Canada Life of America Variable Life Account 1 shall be replaced with Prestige Variable Life Account.

5.	Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the ___ day of __________, 2009.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY
By its authorized officer,

By:______________________________
Name:
Title:
Date:

CANADA LIFE INSURANCE COMPANY OF AMERICA
By its authorized officer,

By:______________________________
Name:
Title:
Date:

[FUND COMPANY]
By its authorized officer,

By:______________________________
Name:
Title:
Date:

Schedule A

Name of Separate Account and Date Established by Board of Directors	Contracts Funded by Separate Account

Varifund Variable Annuity Account Effective June 25, 2009	Varifund Varifund Plus Varifund Advisor
Prestige Variable Life Account Effective June 25, 2009	VUL